As filed with the Securities and Exchange Commission on May 22, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22282

Cook & Bynum Funds Trust
(Exact name of registrant as specified in charter)

820 Shades Creek Parkway, Suite 2450
Birmingham, AL 35209
(Address of principal executive offices) (Zip code)

Mr. J. Dowe Bynum
820 Shades Creek Parkway, Suite 2450
Birmingham, AL 35209
(Name and address of agent for service)

With copies to:

David J. Baum, Esq.
Alston & Bird LLP
950 F Street, N.W.
Washington, DC 20004

205-994-2815
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2013

Date of reporting period:  October 1, 2012-March 31, 2013

Item 1. Reports to Stockholders.

Semi-Annual Report  |  March 31, 2013

Table of Contents

Shareholder Letter	1
Manager Commentary	6
Disclosure of Fund Expenses	10
Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Additional Information	30

The Cook & Bynum Fund	Shareholder Letter
March 31, 2013 (Unaudited)

Dear Partners:

For the six month period ended March 31, 2013, The Cook & Bynum Fund (the “Fund”) gained 3.4% net of all costs. The S&P 500 plus Dividends (“S&P”) gained 10.2% over the same period. For the one-year period ended March 31, 2013, the Fund gained 11.9% compared to a gain of 14.0% for the S&P. Since inception on July 1, 2009 through March 31, the Fund is up 14.6% per annum compared to 17.7% for the S&P.

As previously shared in our most recent annual report, the Fund did reduce its net expense ratio from 1.88% to 1.49% effective January 1, 2013.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more of less than their original cost. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%. This agreement is in effect through February 1, 2014.

What to Build (or Buy) in Today’s Opportunity Set

Capital Investment Decisions

When making the decision to prospect for oil by drilling a well, one must estimate the likely cost of extracting the oil and compare that to one’s expectation of the market price of oil over the useful life of the well.  If the extraction costs are sufficiently below oil price expectations, then oil exploration makes sense.  The cost of retrieving oil in Saudi Arabia, for example, is very inexpensive at around $5/barrel.  Unfortunately, the world does not have a lot of places where oil can be extracted for $5/barrel.  The cost of some deep water drilling is over $50/barrel.  If one has a high expectation for the price of oil over the next ten years, one would begin a lot of exploration in places that offer the prospect of $50/barrel oil extraction.  Conversely, someone with a low price expectation would not begin the same higher cost projects.

A characteristic of many capital expenditures such as this is that much of the cost is upfront, and the marginal costs after the initial investment are relatively low.  So if one successfully finds oil in a higher cost location, even if prices fall precipitously, one will rationally continue to pump as long as the price is higher than one’s marginal costs because the initial investment cost is sunk.  If prices

The Cook & Bynum Fund	Shareholder Letter
March 31, 2013 (Unaudited)

remain elevated for an extended period of time, many higher cost projects will commence.  As these wells begin production, the market prices for crude oil might overshoot the full costs of extraction to the downside for an extended period of time.

The capital employed in these marginal projects now earns a poor rate of return, but that capital cannot easily be redeployed to a higher and better use.  For example, an off-shore platform in the Gulf of Mexico cannot readily be converted into a tractor in Iowa should farming now appear ripe for investment.  In other words, capital is heterogeneous, and the value of the capital poorly deployed in this case is permanently damaged.  So it follows that prices, or at least the entrepreneur’s expectations of future prices, are incredibly important to the decision-making process for capital investment.  When prices poorly signal to market participants the real prospects for investment returns, capital is deployed inefficiently.  For instance, the gross mispricing of the internet bubble in the late ‘90’s probably permanently impaired $500 billion in capital for the world.  Because of such malinvestment, both labor and capital are worse off in the long run.

Time Preference

Inherent in the human condition is a positive time preference; that is, in general people would rather consume today than in the future.  The degree of time preference varies based on personality, age, income, wealth, culture, etc.  If you place a marshmallow within reach of Richard’s five-year-old son, you will have to promise him a lot of marshmallows tomorrow to convince him to defer consumption of the one within reach.  We recently tested him.  If you promise him four marshmallows tomorrow in lieu of the one sitting in front of him, he declines the exchange.  If you promise him five, he agrees to not eat the one today, so he can have the bigger batch tomorrow.  So, his marginal rate of substitution, the point at which he is indifferent between consuming today or tomorrow, is one marshmallow today for 4.5 marshmallows tomorrow.  That is a mere 127,750% annualized!  Virtually everyone older will have a lower time preference than he does, but a positive time preference to some degree or another is inescapable.

The marginal rate of substitution for consumption deferral for an entire economy is the real interest rate.  Given a positive time preference, on average and over time this real interest rate must be greater than zero.  Various studies have tried to estimate this rate during human history, and we would probably settle on 3-4% as the long-run, real interest rate.  So humans are indifferent between consuming today versus next year if they have a reasonable expectation to consume 3% to 4% “more” at that time.  Accordingly, investing can be simply defined as deferring consumption today in exchange for the expectation of increased consumption later.   If a farmer invests in a tractor to improve the efficiency of his production, he is deferring some current consumption (the purchase price of the tractor

The Cook & Bynum Fund	Shareholder Letter
March 31, 2013 (Unaudited)

cannot be used for consumption) for the anticipated higher crop yields he will receive over the useful life of this piece of capital.  No matter which asset class you invest in, your expectation should be for a real rate of return plus inflation.  Some capital projects will work out much better while others will fare much worse than this expectation, but averaged out over centuries, this nominal rate of interest is the expected return from investing.

Current Market Interest Rates & Phantom Capital

As we write, one-year US Treasury bills are yielding 0.11%.  The trailing twelve months consumer price index indicates that the US has experienced about 2% inflation in the last year, and we believe that is a reasonable expectation for the next twelve months.  So, starting with a nominal rate of 0.11% and then subtracting 2% in inflation implies a negative real interest rate of -1.89%.  This rate is 5-6% below the aforementioned historical norms, and the current rate structure means, on average, an investor must pay to consume later rather than now.

As with all things in macroeconomics, it is hard to say definitively how we got into a situation where interest rates are significantly negative on a real basis, even way out on the yield curve.  But we would offer that the primary reason is the aggressive purchasing of debt by the world’s major central banks, including the Federal Reserve, the European Central Bank, and the Bank of Japan.  Our job is not to administer fiscal and monetary policy, but the prospects for investment returns are heavily influenced by such interventions.  No one acts “macroeconomically,” so it is instructive to walk through the incentives being offered on the microeconomic level.

With negative real interest rates, individuals are being aggressively prodded to consume now instead of deferring consumption (saving) because they are losing real money to inflation even in long-dated, high-quality fixed income assets.  Additionally, in longer duration assets such as thirty-year Treasury bonds, real estate investments, or low dividend stocks, implied intrinsic values grow exponentially as nominal interest rates approach zero1.  This increase in perceived wealth can also have a spillover effect of further increasing current consumption – the wealth effect.  On the investment side, low interest rates encourage investors to deploy capital into lower credit quality opportunities and into situations where the evidence of success is longer delayed.  In other words, they are encouraged to take on additional risk in a chase for higher current returns.  Notice that no increase in real savings has pushed down interest rates (the price paid to savers).

____________

1
An asset’s intrinsic value is the sum of its future cash flows discounted to the present using a market interest rate. So as this discount rate falls, the intrinsic value of an asset rises in a non-linear fashion.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2013 (Unaudited)

The first-order effects of such an interest rate policy are fairly easy to see.  Low interest rates favor debtors over creditors.  Existing debt becomes cheaper as borrowers refinance existing obligations at lower rates.  Lots of groups suffer under such a policy, too.  Obvious examples include: (i) retirees on fixed incomes who cannot earn adequate returns on safe bond investments and are forced to consume principal to make up the difference, (ii) life insurance companies that sold either fixed annuities or annuities with floors on the return and who now cannot earn enough on their assets to pay their obligations to the purchasers of these products, and (iii) pension funds of all stripes that find themselves with much greater future liabilities and much diminished ability to earn returns on plan assets.  By definition artificially lowered rates cause a huge transfer of wealth from savers to borrowers, which means that the world’s central banks are implicitly picking winners and losers.

Second-order effects are largely unseen in the short run, but they are no less important.  Medium to long-term interest rates are the most important price in an economy because they signal to entrepreneurs whether a potential investment is likely to be profitable AND how long they should be willing to borrow and/or tie up capital.  The price of future money thusly conditions investment decisions.  The term structure of interest rates (the yield curve) provides the roadmap for the likely terms of payback.  And low long-term rates signal to entrepreneurs that real savings exist to fund long-term investment at low hurdle rates of return.  In fact, only credit has been created by the central bank.  Somehow in the future, real savings must replace this credit in order to fund these long-tailed investments, but the savings simply do not exist to fund all of the projects undertaken and still consume the goods and services produced.  Current central bank policies that skew rates lower have simultaneously caused potential savers to consume while encouraging entrepreneurs to invest phantom capital.  These actions are mutually exclusive in the long run, and many unwise investments will have to be liquidated or restructured, causing real capital loss.

Market Prices for Money & Our Portfolio

So what does all of this mean for you and us as investors in the fund?  Based on the historic real rates of return of 3-4% discussed above and adding inflation expectations of 2-3%, long-term nominal rates of returns on assets are adequate in the 5-7% range in our opinion.  Historically, we have used those assumptions as a base and then insisted on buying assets at a substantial discount to their intrinsic values.  Our goal with this approach is to earn positive returns even when we make mistakes and achieve outsized returns (i.e. above 5-7%) when we are correct.  An investment with a prospective return in the 10-14% range has been our minimum satisfactory expectation (i.e. a hurdle rate) before we will put capital at risk.  Future returns on investments are a function of the

The Cook & Bynum Fund	Shareholder Letter
March 31, 2013 (Unaudited)

prices paid for them, so asset prices inflated by interventions of the world’s central banks have pushed down expected returns across the board.  As a result, we believe there are a lot of businesses where a 5-7% return is likely (but certainly not guaranteed), but we do not see many where our historic expectation of 10-14% seems likely or even probable.

This conundrum begs a critical question:  should we lower our standards, be happy locking in less attractive returns, and accept our fate as the losers from the central banks’ current policy, or should we simply hold cash in the short run in the absence of compelling investment options?  We are taking a measured approach with today’s opportunity set.  Specifically, we are continuing to buy a couple of businesses as our capital base grows where we think an expected return above 10% still exists.  We are also holding onto some appreciated securities where our future returns are almost certain to be less than 10% per annum, but we believe the prospects for this group of businesses is quite stable and the downside more limited.  The balance of the fund’s capital is in cash, which we are prepared to deploy quickly whenever a market dislocation occurs that offers qualified opportunities with adequate future returns.  The likely short-term result of this approach will be to underperform our benchmarks as long as markets continue to rise at a rapid pace.  We will not, however, respond to the markets’ current incentives by “paying up” for inflated assets.  Instead, we will continue only to invest in businesses trading at adequate discounts to their intrinsic values, as permanent capital losses remain the greatest enemy of our goal to maximize the long-term value of your assets.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals.  We eschew leverage to minimize risk and to maximize long-term returns.  We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.  In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, please contact us to discuss expanding your existing relationship with us.  Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

J. Dowe Bynum

The Cook & Bynum Fund	Manager Commentary
March 31, 2013 (Unaudited)

As of March 31, 2013, the net asset value (NAV) attributable to the 6,999,120 shares outstanding of The Cook & Bynum Fund (“Fund”) was $14.82 per share.  This NAV compares with an audited NAV of $14.88 per share as of the Fund’s Annual Report dated September 30, 2012.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 3.31.13

Average Annual Total Return
	1 Year	3 Year	Since Inception(1)
The Cook & Bynum Fund	11.86%	11.69%	14.60%
S&P 500 Index(2)	13.96%	12.67%	17.66%

(1)	Fund inception date of July 1, 2009.
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.  The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.  You cannot invest directly in an index.

As of January 28, 2013 the gross and net expense ratios of the Fund were 2.12% and 1.49%, respectively.  Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%.  This agreement is in effect through February 1, 2014.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements.

The Cook & Bynum Fund	Manager Commentary
March 31, 2013 (Unaudited)

Without these waivers and reimbursements, performance would have been lower.  Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted.  Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Many factors affect performance including changes in market conditions in response to economic, political, or financial developments.  To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values.  There is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the S&P.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 3.31.13

The Cook & Bynum Fund	Manager Commentary
March 31, 2013 (Unaudited)

Portfolio Changes for the six months ended 3.31.13

New Holdings	Eliminations
None	Kraft Foods Group, Inc.
Mondelez International, Inc.

The Fund eliminated two positions during the six months ended March 31, 2013 and made meaningful changes to the sizes of a few other holdings during the period.  As mentioned in the 2012 annual report, Kraft split its business into a domestic food business (Kraft Foods Group – KRFT) and an international snacks business (Mondelez International – MDLZ) at the end of September 2012.  Both securities rose after the split, causing us to be uncomfortable with their valuations.  Accordingly, we completed the sale of the Fund’s positions in both Kraft Foods Group and Mondelez International in early October 2012.

During the period the Fund concurrently increased its Coca-Cola stake to 10.6% and reduced its Berkshire Hathaway holding to 4.9%.  This simultaneous change was driven by (i) the relative valuation of the two companies and (ii) the need to remain in compliance with the Fund’s diversification requirements pursuant to Subchapter M of the Internal Revenue Code. As a reminder, although the fund has a concentrated portfolio and is classified by the Securities & Exchange Commission as a non-diversified fund, the IRS requires that at least 50% of the Fund’s holdings be in investments that are less than 5% (at cost) of its total assets.  Berkshire Hathaway was previously above this 5% threshold while Coca-Cola was below it, but Coke’s more compelling valuation led us to change these relative position sizes during the period.  Additionally, the Fund decreased its holdings in Arca Continental from 9.7% to 6.7% due to price appreciation that reduced the discount between the company’s market price and underlying intrinsic value.

Berkshire Hathaway contributed the most to the Fund’s positive performance during the six months ended March 31st followed closely by Arca Continental and Coca-Cola.  Procter & Gamble also produced a gain for the Fund, but its impact was reduced by its smaller position size.  Conversely, the impact of Microsoft’s meaningful decline during the period was magnified by its status as the Fund’s largest position for much of the period.  The remaining positions had trivial impacts on the Fund’s overall performance.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed.  The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

The Cook & Bynum Fund	Manager Commentary
March 31, 2013 (Unaudited)

Fund assets are only invested in equity or debt securities that CBCM believes offer appropriate risk/reward profiles.  To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities.  Such securities (i.e., U.S. Government obligations of 3 months or less) are strategic assets that allow us to preserve capital to deploy when suitable equity investments present themselves.  At period end, the Fund had 40.9% of its net assets invested in cash or cash equivalents (cash, U.S. Treasury bills, or foreign government bonds).  CBCM anticipates that this percentage of assets invested in cash equivalents is higher than the average will be over time, but we will not buy other securities that do not offer an appropriate return profile and an adequate discount to intrinsic value.  There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio managers and their spouses have a significant personal stake in the Fund.  Your portfolio managers do not invest with outside managers or hold individual stocks.  Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing.  To obtain a prospectus, which contains this and other information, call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Read the prospectus carefully before investing.

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2013 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from October 1, 2012 through March 31, 2013.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2013 (Unaudited)

		Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	10/1/12 to	Expense
	10/1/12	3/31/13	3/31/13(1)	Ratio(2)
Actual Fund Return	$1,000.00	$1,033.70	$8.52	1.68%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,016.55	$8.45	1.68%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (182), then divided by 365.

(2)	As previously reported in the most recent annual report, the Fund reduced its net expense ratio from 1.88% to 1.49% effective January 1, 2013.

The Cook & Bynum Fund	Schedule of Investments
March 31, 2013 (Unaudited)

Description	Shares	Value
DOMESTIC COMMON STOCKS (47.5%)
Diversified Companies (4.9%)
Berkshire Hathaway, Inc. – Class B(1)	49,000	$5,105,800
General Merchandise Stores (13.3%)
Wal-Mart Stores, Inc.	183,970	13,766,475
Household/Cosmetic Products
Manufacturing (4.1%)
Procter & Gamble Co.	55,600	4,284,536
Soft Drink Manufacturing (10.6%)
Coca-Cola Co.	272,050	11,001,702
Software Publishers (14.6%)
Microsoft Corp.	528,200	15,111,802
TOTAL DOMESTIC COMMON STOCKS
(Cost $40,329,472)		$49,270,315

FOREIGN COMMON STOCKS (11.4%)
Soft Drink Bottling and Distribution (6.7%)
Arca Continental SAB de CV	931,516	$6,976,123
Supermarkets and
Other Grocery Stores (4.7%)
Tesco PLC	831,500	4,820,610
TOTAL FOREIGN COMMON STOCKS
(Cost $6,055,533)		$11,796,733
PREFERRED STOCKS (0.0%)(2)
Retail (0.0%)(2)
Orchard Supply Hardware
Stores Corp., Series A(1)	1,262	$1,603
TOTAL PREFERRED STOCKS
(Cost $2,418)		$1,603

The Cook & Bynum Fund	Schedule of Investments
March 31, 2013 (Unaudited)

	Principal
Description	Value	Amount
SHORT-TERM INVESTMENTS (39.5%)
U.S. Treasury Bills (39.5%)
0.014%, 05/09/2013	$37,000,000	$36,997,618
0.001%, 04/18/2013	4,000,000	3,999,832
TOTAL SHORT-TERM INVESTMENTS
(Cost $40,997,450)		$40,997,450
TOTAL INVESTMENTS (98.4%)
(Cost $87,384,873)		$102,066,101
TOTAL CASH INCLUDING FOREIGN
CURRENCY (1.4%)		1,513,260
TOTAL OTHER ASSETS LESS
LIABILITIES (0.2%)		176,706
NET ASSETS (100.0%)		$103,756,067

(1) Non-income producing security.
(2) Amount represents less than 0.005% of net assets.

Common Abbreviations:
PLC – Public Limited Company
SAB de CV – Sociedad Anonima Bursatil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities
March 31, 2013 (Unaudited)

ASSETS:
Investments, at value (cost $87,384,873)	$102,066,101
Cash	1,304,357
Foreign currency, at value (cost $217,562)	208,903
Receivable for fund shares sold	149,490
Interest and dividends receivable	162,640
Prepaid expenses and other assets	15,779
Total Assets	103,907,270

LIABILITIES:
Accrued investment advisory fees	103,446
Other payables and accrued expenses	47,757
Total Liabilities	151,203
Net Assets	$103,756,067

COMPOSITION OF NET ASSETS:
Paid-in capital	$86,092,039
Accumulated undistributed net investment loss	(270,843)
Accumulated net realized gain on investments
and foreign currency transactions	3,262,302
Net unrealized appreciation (depreciation) on investments
and foreign currency translation
Investment securities	14,681,228
Foreign currency translation	(8,659)
Net Assets	$103,756,067

Shares of common stock outstanding
(unlimited number of shares authorized)	6,999,120
Net Asset Value Per Share	$14.82

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations
For the Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME:
Dividends(1)	$619,291
Interest	11,322
Total Investment Income	630,613

EXPENSES:
Investment advisory fees	688,484
Fund accounting and administration fees	40,908
Transfer agent fees and expenses	25,003
Legal fees	23,825
Federal and state registration fees	22,005
Printing fees	12,503
Insurance fees	9,537
Auditing and tax fees	8,428
Trustees fees	6,541
Custody fees	5,809
Chief compliance officer fees	2,814
Miscellaneous expenses	714
Total expenses before reimbursement	846,571
Less fees reimbursed by investment advisor	(72,550)
Net Expenses	774,021
Net Investment Loss	(143,408)

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS:
Net realized gain on:
Investment securities	4,416,007
Foreign currency transactions	21,989
Total	4,437,996
Net change in unrealized depreciation on:
Investment securities	(1,106,789)
Foreign currency translation	(12,293)
Total	(1,119,082)
Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions	3,318,914
Net Increase in Net Assets from Operations	$3,175,506

(1) Net of $6,839 in foreign withholding taxes.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	March 31,	Year Ended
	2013	September 30,
	(Unaudited)	2012
FROM OPERATIONS:
Net investment loss	$(143,408)	$(174,156)
Net realized gain on investment securities
and foreign currency transactions	4,437,996	1,906,561
Net change in unrealized appreciation
(depreciation) on investment securities and
foreign currency translation	(1,119,082)	11,257,377
Net Increase in Net Assets
from Operations	3,175,506	12,989,782

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized losses	(2,965,757)	(3,194,501)
Total distributions	(2,965,757)	(3,194,501)

CAPITAL SHARE TRANSACTIONS
(NOTE 6):
Proceeds from shares sold	26,350,416	33,871,012
Dividends reinvested	2,740,322	3,100,811
Value of shares redeemed	(19,846,414)	(9,143,584)
Net Increase Resulting from
Capital Share Transactions	9,244,324	27,828,239
Redemption fees	3,362	256
Net Increase in Net Assets	9,457,435	37,623,776
NET ASSETS:
Beginning of period	94,298,632	54,674,856
End of period	$103,756,067	$94,298,632
* Includes accumulated undistributed net
investment loss of	$(270,843)	$(127,435)

See accompanying Notes to Financial Statements.

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The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

Net Asset Value – Beginning of Period

Income from Investment Operations
Net investment loss(1)
Net realized and unrealized gain on investments
and foreign currency transactions(1)

Total Income from Investment Operations

Distributions to Shareholders
Net investment income
Net realized gains

Total Distributions

Capital Share Transactions
Redemption fees added to paid-in capital

Total Capital Share Transactions

Net Asset Value – End of Period

Total Return
Ratios and Supplemental Data:
Net assets, at end of period (000s)
Ratios to average net assets:
Expenses including reimbursement/waiver
Expenses excluding reimbursement/waiver
Net investment loss including reimbursement/waiver
Net investment loss excluding reimbursement/waiver
Portfolio turnover rate

(1)  Calculated using average shares outstanding.
(2) Less than $0.005 per share.
(3) Not annualized.
(4) Annualized.
(5) Less than 1%.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

For the Six					For the Period
Months Ended		For the	For the	For the	July 1, 2009
March 31,		Year Ended	Year Ended	Year Ended	(inception) to
2013		September 30,	September 30,	September 30,	September 30,
(Unaudited)		2012	2011	2010	2009
$14.88		$12.99	$11.94	$10.39	$10.00

(0.02)		(0.03)	(0.02)	(0.02)	(0.02)

0.49		2.64	1.26	1.69	0.41
0.47		2.61	1.24	1.67	0.39

—		—	(0.01)	—	—
(0.53)		(0.72)	(0.18)	(0.12)	—
(0.53)		(0.72)	(0.19)	(0.12)	—

—	(2)	— (2)	— (2)	— (2)	—
—	(2)	— (2)	— (2)	— (2)	—
$14.82		$14.88	$12.99	$11.94	$10.39
3.37	%(3)	20.97%	10.49%	16.11%	3.90	%(3)

$103,756		$94,299	$56,675	$36,868	$22,623

1.68	%(4)	1.88%	1.88%	1.88%	1.88	%(4)
1.84	%(4)	2.12%	2.53%	3.35%	5.60	%(4)
(0.31	)%(4)	(0.25)%	(0.15)%	(0.17)%	(0.85	)%(4)
(0.47	)%(4)	(0.49)%	(0.80)%	(1.64)%	(4.57	)%(4)
14	%(3)	25%	39%	31%	0	%(5)

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2013 (Unaudited)

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009.  The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”).  The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”).  The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision.  The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares being offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are actively traded, they are categorized in Level 1 of the fair value hierarchy.  Debt securities are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing similar securities or by dealers who make markets in such securities and are categorized in Level 2 of the fair value hierarchy.  Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium, and are categorized in level 2 of the fair value hierarchy.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2013 (Unaudited)

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board of Trustees and/or its designee.  The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2013 (Unaudited)

C. Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1: Quoted prices in active markets for identical securities.

Level 2: -Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: -Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2013:

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2013 (Unaudited)

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$49,270,315	$—	$—	$49,270,315
Foreign
Common Stocks	11,796,733	—	—	11,796,733
Preferred Stock	1,603	—	—	1,603
Short-Term
Investments	—	40,997,450	—	40,997,450
TOTAL	$61,068,651	$40,997,450	$—	$102,066,101

(1) Please refer to the schedule of investments to view securities by industry type.

During the six months ended March 31, 2013, there were no transfers between Level 1 and 2 securities.  The Fund evaluates transfers into or out of Level 1 and Level 2 as of the end of the reporting period.  All securities of the Fund were valued using Level 1 and Level 2 inputs during the six months ended March 31, 2013.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

E.  Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2013 (Unaudited)

the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2009.

F.  Distributions to Shareholders:  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation:  The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains.  Accordingly, no provision has been made for federal income taxes.  Passive foreign investment companies, foreign currency, and certain other investments could create book-to-tax differences that may have an impact on the character of each Fund’s distributions.

On December 22, 2010, the Regulated Investment Modernization Act of 2010 (the “RIC Act”) was enacted, and the provisions within the RIC Act are effective for the Fund for the year ended September 30, 2012.  The RIC Act modernized several of the federal income and excise tax provisions related to regulated

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2013 (Unaudited)

investment companies (“RICs”).  Under the RIC Act, new capital losses may be carried forward indefinitely with the character of the original loss retained.  Prior to the RIC Act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss.  The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests.  The RIC Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains.  In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31.

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2012	2011
Ordinary Income	$131,899	$595,003
Long-Term Capital Gains	3,062,602	38,475
Total	$3,194,501	$633,478

Reclassifications:  The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the year ended September 30, 2012, certain differences were reclassified.  These differences were due to net operating losses reclassified to reduce short term capital gains and currency gains reclassified to ordinary income; the amounts reclassified did not affect net assets.  The reclassifications were as follows:

Increase/(Decrease) Paid-in capital	$—
Increase/(Decrease) Accumulated net investment income/(loss)	$49,034
Increase/(Decrease) Accumulated net realized gain/(loss)	$(49,034)

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2013 (Unaudited)

B. Tax Basis of Investments:  As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments and foreign currency	$78,002,545
Gross unrealized appreciation	15,925,607
Gross unrealized depreciation	(192,409)
Net tax unrealized appreciation	15,733,198
Undistributed ordinary income	—
Undistributed long-term capital gains	1,848,516
Accumulated earnings	1,848,516
Other accumulated gains (losses)	(127,435)
Total accumulated earnings	$17,454,279

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales.

C. Post-October Loss:  Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.  For the fiscal year ended September 30, 2012, the Fund elected to defer losses occurring between November 1, 2011 and September 30, 2012 in the amount of $127,435.

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement dated May 27, 2009 (“Management Agreement”) with the Adviser.  The Management Agreement has been renewed through February 1, 2014.  Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund.  At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.  The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund.  The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund.  The management fee is paid at an annual rate equal to 1.49% of the average daily net

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2013 (Unaudited)

assets of the Fund.  Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.49% of average daily net assets through February 1, 2014.  Without this agreement, expenses for shares of the Fund would be higher.  The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets.  The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred.  For the six months ended March 31, 2013, and years ended September 30, 2012, September 30, 2011, and September 30, 2010, the Adviser may in the future recover fee reductions and expense reimbursements totaling $75,716, $170,892, $301,508, $417,549, respectively, from the Fund.  The adviser may recover these amounts no later than September 30, 2016, 2015, 2014, and 2013, respectively.  However, effective January 1, 2013, the Adviser also lowered the management fee charged to the Fund to 1.49%, effectively internalizing the Fund’s cost structure and implicitly eliminating CBCM’s ability to recapture any of the Fund’s organizational expenses or previously waived fees and expenses.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.  An employee of the Adviser serves as Chief Compliance Officer for the Trust.

The Fund has entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS.  Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting, and custody services.

Additionally, the Fund has entered into a Distribution Agreement with BHIL Distributors, Inc. (an affiliate of Beacon Hill Fund Services, Inc.).

Line of Credit:  The Fund has established a line of credit (“LoC”) with USB to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral.  The LoC will mature, unless renewed, on June 15, 2013.  Borrowing under the

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2013 (Unaudited)

LoC is limited to the lesser of $7,000,000, 10% of the gross market value of the Fund, or 33 1/3% of the net market value of the unencumbered assets of the Fund.  The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 3 1/4% at March 31, 2013.  During the six months ended March 31, 2013, the Fund did not borrow on the LoC.

5. INVESTMENT TRANSACTIONS

During the six months ended March 31, 2013, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $8,105,071 and $12,549,664, respectively.

6. SHARES OF BENEFICIAL INTEREST

On March 31, 2013, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund.  Transactions in shares of beneficial interest were as follows:

	For the Six	For the
	Months Ended	Year Ended
	March 31, 2013	September 30,
	(Unaudited)	2012
Beginning Shares	6,338,328	4,361,401
Shares Sold	1,818,470	2,378,409
Shares Issued in Reinvestment of
Distributions	196,439	242,251
Total	8,353,237	6,982,061
Less Shares Redeemed	(1,354,117)	(643,733)
Ending Shares	6,999,120	6,338,328

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2013, Charles Schwab & Co. owned, of record or beneficially, approximately 69% of the Fund’s shares.

8. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2013 (Unaudited)

may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors.

9. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments were required to the financial statements.

The Cook & Bynum Fund	Additional Information
March 31, 2013 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $5,000 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30, 2012, is available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction

The Fund designated 16.93% of dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2012 as dividends qualifying for the dividends received deduction to corporate shareholders.

Qualified Dividend Income

The Fund designated 49.15% of dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2012 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund hereby designated approximately 100% as short-term capital gains dividends.

The Cook & Bynum Fund	Additional Information
March 31, 2013 (Unaudited)

5. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.”  Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

The Cook & Bynum Fund	Additional Information
March 31, 2013 (Unaudited)

Interested Trustees and Officers
# of
Portfolios
		Term of		in Fund	Other
Name,	Position(s)	Office and		Complex	Director/
Age and	Held with	Length of	Principal Occupation	Overseen by	Trustee
Address*	the Trust	Time Served**	During Past Five Years	Trustee	Positions
J. Dowe	Trustee,	Mr. Bynum	Mr. Bynum has been a	1	None
Bynum^	Vice	has served	Principal of and Portfolio
Year of	President,	as a Trustee	Manager for Cook & Bynum
Birth:	Secretary	of the Trust	Capital Management, LLC
1978		since March	since 2006. From August
		2009.	2001 to December 2006,
Mr. Bynum managed
individual accounts at
Cook & Bynum Capital
Mgt., LLC, which also
served as sub-advisor
to private investment funds
Gullane Capital Partners
LLC and Gullane Capital
Partners Encore LLC.

Independent Trustees
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been Non-	1	Non-
Ogburn		has served	Executive Chairman of the		Executive
Year of		as a Trustee	Board of Crawford &		Chairman,
Birth:		of the Trust	Company since January 1,		Crawford &
1955		since May	2010. From 2001 to 2010, he		Company
		2010.	was Executive Director at the
international investment
firm Arcapita, Inc. Before
joining Arcapita, Inc., Mr.
Ogburn spent more than
15 years at the investment
banking firm The Robinson-
Humphrey Company, Inc.

Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law
Year of		as a Trustee	firm of Bainbridge, Mims,
Birth:		of the Trust	Rogers & Smith LLP since
1958		since March	January 1990.
2009.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
^	Mr. Bynum is an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

The Cook & Bynum Fund	Additional Information
March 31, 2013 (Unaudited)

Officers
Term of
Name,	Position(s)	Office and
Age and	Held with	Length of	Principal Occupation(s)
Address*	the Trust	Time Served**	During Past Five Years
Richard P.	President	Mr. Cook	Mr. Cook has been a Principal of and Portfolio
Cook		has served	Manager for Cook & Bynum Capital Management, LLC
Year of		as President	since 2006. From August 2001 to December 2006,
Birth:		of the Trust	Mr. Cook managed individual accounts at Cook &
1978		since March	Bynum Capital Mgt., LLC, which also served as
		2009.	sub-advisor to private investment funds Gullane
Capital Partners LLC and Gullane Capital Partners
Encore LLC.

David A.	Vice	Mr. Hobbs has	Since May 2010, Mr. Hobbs has served as a Principal
Hobbs	President	served as	and President of CBCM. From June 2003 to May 2010,
Year of		Vice	he was a Principal of Founders Investment Banking,
Birth:		President	LLC.
1977		of the Trust
since January
2011.

Ashley A.	Vice	Ms. Morris	Ms. Morris has served as Director of Mutual Funds
Morris	President,	has served	for CBCM since January 2009. Ms. Morris was
Year of	Chief	as Vice	Director of Operations for Jason Buha, LLC from
Birth:	Compliance	President	2001 to January 2009 and was also an accountant and
1975	Officer,	and Assistant	assistant to the CFO for the YWCA of Central
	Assistant	Secretary of the	Alabama from 2007 to 2008. Prior to 2001,
	Secretary	Trust since May	Ms. Morris was a Corporate Finance Analyst with The
		2009. Ms.	Robinson Humphrey Company, Inc.
Morris has
served as Chief
Compliance
Officer of the
Trust since
May 2012.

Jason F.	Treasurer	Mr. Hadler	Mr. Hadler joined USBFS in 2003 and is currently a
Hadler		has served	Senior Vice President.
Year of		as Treasurer
Birth:		of the Trust
1975		since May 2012.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

The Cook & Bynum Fund

Semi-Annual Report  |  March 31, 2013

Fund distributed by BHIL Distributors, Inc.
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable to semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)                      /s/ Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date                      May 14, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/ Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date                      May 14, 2013

By (Signature and Title)                      /s/ Jason F. Hadler
Jason F. Hadler,
Treasurer (Principal Financial Officer)
Date                      May 10, 2013